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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 1999

                     ATLANTIC PREFERRED CAPITAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       MASSACHUSETTS                                      04-3439366
       -------------                                      ----------
(STATE OR OTHER JURISDICTION                            (IRS EMPLOYER
     OF INCORPORATION)                              IDENTIFICATION NUMBER)

                       101 SUMMER STREET, BOSTON, MA 02110
                       -----------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (617) 880-1000
                                 --------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

             THIS REPORT CONSISTS OF 2 SEQUENTIALLY NUMBERED PAGES.


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ITEM 5.           OTHER EVENTS.


         On December 31, 1999, CHB Realty Corp. ("CHB"), the sole holder of Registrant's common stock, was dissolved by CHB's parent, Capital Crossing Bank. Upon dissolution, the common stock of Registrant was transferred to Capital Crossing Bank, which is now the sole holder of the Registrant's common stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 31, 2000

                                                      ATLANTIC PREFERRED CAPITAL
                                                      CORPORATION

                                                      By:   /s/ John L. Champion
                                                            --------------------
                                                      Name:    John L. Champion
                                                      Title:   Treasurer


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